UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2004

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15234	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 LIBERTY WAY

CHESTER, VIRGINIA 23836

(Address of principal executive offices, including zip code)

(804) 530-0535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On October 28, 2004, Christopher Miller resigned as a director of Star Scientific, Inc. (the “Company”) in order for the Company to comply with the independence requirements for the Board of Directors under the NASDAQ rules. Mr. Miller will continue to serve as the Company’s Chief Financial Officer. Mr. Miller’s letter to the Company regarding his resignation is attached hereto as an Exhibit.

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Item	9.01. Financial Statements and Exhibits

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits:

10.1	Letter dated, October 28, 2004, from Christopher Miller to the Company regarding resignation from the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.

Date: November 3, 2004	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer

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